                                                                   EXHIBIT 10.22

                               OPTION AGREEMENT
                               ----------------


     This Option Agreement (this "Agreement") is executed to be effective as of the 17th day of May, 1995, by and between Travis Boats & Motors, Inc. a Texas corporation (the "Company"), and _______________, an employee of the Company (the "Employee").

                                R E C I T A L S:
                                ---------------

     The Company desires to grant to the Employee an Option to purchase shares of its Common Stock, $0.10 par value (the "Common Stock") pursuant to the terms and conditions contained in this Agreement.

                               A G R E E M E N T:
                               -----------------

     The parties agree as follows:

     1.  Grant of Option.  The Company hereby irrevocably grants to the Employee
         ---------------
the right and option to purchase all or any part of an aggregate of _____ shares of Common Stock, on the terms and conditions and subject to all the limitations set forth herein.

     2.  Purchase Price.  The purchase price of the shares of Common Stock
         --------------
covered by the Option (the "Shares") shall be $112.00 per share.

     3.  Exercise of Option.  Subject to the other terms and conditions of this
         ------------------
Agreement, the Option granted hereby shall vest and become exercisable only on and after the dates set forth below as to the number of Shares set forth opposite such dates below:

        Vesting Dates             Number of Shares Vested
        -------------             -----------------------

        May 17, 1996                        20%

        May 17, 1997                        40%

        May 17, 1998                        60%

        May 17, 1999                        80%

        May 17, 2000                       100%

     4.  Term of Option.  The Option shall terminate ten years from the date of
         --------------
this Agreement, but shall be subject to earlier termination as provided herein.

     If the Employee ceases to be an employee of the Company for any reason other than death or Disability, as defined below, or termination of the Employee, the Option may be exercised within 45 days after the date the Employee ceases to be an employee or, if earlier, the date upon which the Option terminates, as originally prescribed by this Agreement. In such event, the Option shall be exercisable only to the extent that the right to purchase shares under this Agreement has vested at the date of such cessation of employment.

     In the event the Employee's employment is terminated by the Company for "cause" (as defined below), all of the Employee's unexercised Options shall terminate immediately.

     If the Employee's employment is terminated without cause, the Options granted pursuant to this Agreement shall immediately become fully vested and exercisable. The termination of the Employee's employment shall not operate to terminate this Agreement and the Employee shall have the right to exercise the vested but unexercised portion of the Options granted hereunder at any time during the term of this Agreement.

     In the event of the Disability of the Employee, the Option shall be exercisable within 45 days after the date of such Disability or the date upon which the Option terminates as originally prescribed by this Agreement, whichever is earlier. In such event, the Option shall be exercisable to the extent that the right to purchase the Shares hereunder has accrued on the date the Employee becomes Disabled and is in effect as of such determination date.

     In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option, to the extent exercisable but not exercised as of the date of death, may be exercised by the Employee's legal representatives or any person who acquired the Employee's rights to the Option by will or by the laws of descent and distribution. In such event, the Option must be exercised, if at all, within one year after the date of death of the Employee or, if earlier, the date upon which the Option terminates, as originally prescribed by this Agreement.

     The term "cause," as used in this Agreement, shall mean:

          (a) The Employee's willful and repeated failure to perform his/her duties;

          (b)  habitual abuse of drugs or alcohol;

          (c)  conviction of a felony or an unlawful act; or

          (d) acts of gross disloyalty to the Company, including but not limited to theft, embezzlement or intentional unauthorized disclosure of confidential information.

     "Disability" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that either the Optionee is unable to continue performing the duties he performed before such impairment or the Optionee's condition entitles him to disability benefits under any

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

insurance or employee benefit plan of the Company and that impairment or condition is cited by the Company as the reason for termination of the Optionee's employment.

"Disability"

     5.   Exercise of Option and Issue of Shares.  The Option may be exercised
          --------------------------------------
in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the Option price. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any representation required by paragraph 6 below and shall otherwise comply with the terms and conditions of this Agreement. The Company shall pay all transfer or original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him or her with respect to this Option or the shares issuable pursuant to this Option shall be the responsibility of the holder and that the Company may, in accordance with the Internal Revenue Code, require the holder to pay additional withholding taxes in respect of the amount that is considered compensation includable in such holders' gross income. The holder of this Option shall have rights as a shareholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full exercise price for the shares being purchased pursuant to such exercise.

     6.   Adjustment of Awards and Authorized Stock.  The terms of this
          -----------------------------------------
Agreement shall be subject to adjustment from time to time, in accordance with the following provisions:

          a. If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a stock split, by the issuance of a distribution on Common Stock payable in Common Stock, or otherwise) the number of shares of Common Stock then outstanding into a greater number of shares of Common Stock, then (i) the number of shares of Common Stock (or other kind of shares or securities) that may be acquired shall be increased proportionately, and (ii) the purchase price for each share of Common Stock (or other kind of shares or securities) shall be reduced proportionately, without changing the aggregate purchase price for the shares.

          b. If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse stock split, or otherwise) the number of shares of Common Stock then outstanding into a lesser number of shares of Common Stock, then (i) the number of shares of Common Stock (or other kind of shares or securities) that may be acquired shall be decreased proportionately, and (ii) the purchase price for each share of Common Stock (or other kind of shares or securities) shall be increased proportionately, without changing the aggregate purchase price.

          c. Adjustments made pursuant to this Section 6 shall be made by the Company, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interests shall be issued on account of any such adjustments.

     7.  Change in Control.  Upon the occurrence of a Change in Control (as
         -----------------
defined below) of the Company, the options granted hereunder shall immediately become fully vested and exercisable (the total number of shares of Common Stock as to which an Option is exercisable upon the occurrence of a Change in Control is referred to herein as the "Total Shares"). If, in connection with the Change in Control, other securities, cash, or property shall be issuable or deliverable in exchange for Common Stock, then the Employee shall be entitled to purchase or receive (in lieu of the Total Shares that the Employee would otherwise be entitled to purchase or receive), the number of shares of Common Stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with the Change in Control at an aggregate exercise price equal to the purchase price that would have been payable if that number of Total Shares had been purchased on the exercise of the option immediately before the consummation of the Change in Control.

     Nothing in this Section 7 shall impose on the Employee the obligation to exercise any option immediately before or upon the Change of Control, or cause the Employee to forfeit the right to exercise the option during the remainder of the original term of this Agreement because of a Change in Control.

     A "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the outstanding securities of the Company, (other than (A) a person owning 25% or more as of the date of this Agreement, (B) a person who becomes the owner of 25% or more by reason of the Company's acquisition of outstanding shares of the Company's stock, (C) as a result of an initial public offering on the Company's common stock, or (D) a trustee or other fiduciary holding securities under an employee benefit plan of the Company), or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of the Company and any new director whose election by the board of directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve (x) a merger or consolidation of the Company with any other entity (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation), (y) a plan of complete liquidation of the Company or (z) an agreement or agreements for the sale or disposition, in a single transaction or series of related transactions, by the Company of all or substantially all of the property and assets of the Company.

     8.   Purchase for Investment.  Unless the offering and sale of the Shares
          -----------------------
to be issued upon the particular exercise of the Option shall have been effectively registered under the

Securities Act of 1933, as amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled.

     The person(s) who exercise the Option shall represent to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise;

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."

     Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

     9.   Non-Assignability.  The Option shall not be transferable by the
          -----------------
Employee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Employee's lifetime, only by the Employee or his or her guardian or legal representative. The Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this paragraph 7, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

     10.  Notices.  Any notices required or permitted by the terms of this
          -------
Agreement shall be given by personal delivery or registered or certified mail, return receipt requested, addressed as follows:

          To the Company:           13045 Research Boulevard
                                    Austin, Texas  78750
                                    Attn:  Mark T. Walton

          To the Employee, to the
          address shown below,

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when given in accordance with these provisions.

     11.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN
          -------------
ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE LAWS OF CONFLICT, OF THE STATE OF TEXAS.

     12.  Benefit of Agreement.  This Agreement shall be for the benefit of and
          --------------------
shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

     EXECUTED as of the date set forth above.


                                        TRAVIS BOATS & MOTORS, INC.


                                        By:________________________________
                                           Mark T. Walton, President


                                        ___________________________________

                                        Address:


                                        ___________________________________


                                        ___________________________________


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